                                   APPLICATION
                                  FOR FLEXIBLE
                                PREMIUM DEFERRED
                                VARIABLE ANNUITY







                                   Issued By:
                            MODERN WOODMEN OF AMERICA
                                1701 1st Avenue
                              Rock Island, IL 61201

                     Variable Product Administrative Center
                                  P.O. Box 9284
                            Des Moines, IA 50306-9284

         (Please direct all correspondence to the Administrative Center)









VMWA-121(02-02)

Modern Woodmen of America                                               VARIABLE
Variable Product Administrative Center                                  DEFERRED
PO Box 9284                                                              ANNUITY
Des Moines, IA  50306-9284                                           APPLICATION

           CERTIFICATE # (HOME OFFICE/ADMINISTRATIVE CENTER USE ONLY)_____________________________________
-------------------------------------------------------------------------------------------------------------
  REGISTERED REPRESENTATIVE INFORMATION:       AGENCY         AGENT      RANK    SPLIT       PHONE #    MAIL TO
  NAME                                         NUMBER        NUMBER              RATIO%
-------------------------------------------------------------------------------------------------------------
  #1                                                                                                     //
-------------------------------------------------------------------------------------------------------------
  #2                                                                                                     //
-------------------------------------------------------------------------------------------------------------

    -------------------------------------------------     ---------------------------------------------------
        Signature Registered Representative #1              Signature Registered Representative #2

  ALL REFERENCES TO "THE SOCIETY" SHALL MEAN MODERN WOODMEN OF AMERICA.

-------------------------------------------------------------------------------------------------------------
  SECTION A - ANNUITANT  (PLEASE PRINT)
-------------------------------------------------------------------------------------------------------------

  Sex:      Male / /   Female / /     Occupation:
                                                 ------------------------------------------------------------
  Name:                                                          SS#:
       -------------------------------------------------------      -----------------------------------------

  Address:                                                       Date of Birth:              Age:
          ----------------------------------------------------                 ------------     -------------

  City:                                        State:        Zip:            Daytime Phone: (     )
       -------------------------------------         --------    ----------                  ----- ----------

-------------------------------------------------------------------------------------------------------------
  SECTION B - APPLICANT (IF PROPOSED ANNUITANT IS UNDER AGE 16)
-------------------------------------------------------------------------------------------------------------

  Sex:   Male / /   Female / /

  Name:                                                          SS#:
       -------------------------------------------------------      -----------------------------------------

  Address:                                                       Date of Birth:              Age:
          ----------------------------------------------------                 ------------     -------------

  City:                                        State:        Zip:            Daytime Phone: (     )
       -------------------------------------         --------    ----------                  ----- ----------

-------------------------------------------------------------------------------------------------------------
  SECTION C - CAMP
-------------------------------------------------------------------------------------------------------------

    Is Proposed Annuitant now a member of this Society?   / / Yes, Certificate #___________  Camp #:___________
                                                          / / No, Assign to Camp #:______________

---------------------------------------------------------------------------------------------------------------
  SECTION D - BENEFICIARY
---------------------------------------------------------------------------------------------------------------

  At the death of the Proposed Annuitant, survivors within a class (Principal or Contingent) share equally in the proceeds unless otherwise specified.

                                                          RELATIONSHIP TO
                  NAME           ADDRESS                 PROPOSED ANNUITANT                 SOCIAL SECURITY #
  Principal
            -------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------

  Contingent
             ------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------
    (If Principal Beneficiary is not living)

---------------------------------------------------------------------------------------------------------------
  SECTION E - PLAN TYPE
---------------------------------------------------------------------------------------------------------------


  (Select only one)   / / NONQUALIFIED   / / QUALIFIED

  (If QUALIFIED, check the appropriate plan description below)

      / / IRA                  / / IRA Transfer     / / IRA Rollover    / / Roth IRA       / / Roth IRA Transfer
      / / Roth IRA Rollover    / / Roth Conversion IRA                  / / SEP IRA        / / SIMPLE IRA
      / / SIMPLE IRA Transfer  / / HR-10            / / TSA/403(b)      / / TSA Transfer   / / Qual Pen
      / / Sec. 457 Def. Comp   / / Other __________

---------------------------------------------------------------------------------------------------------------
  SECTION F - PLANNED RETIREMENT DATE
---------------------------------------------------------------------------------------------------------------

  (If not stated:  Nonqualified - age 95, Qualified - age 70 1/2) ______________________

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  SECTION G - PREMIUM PAYMENTS
---------------------------------------------------------------------------------------------------------------

      SINGLE/INITIAL PREMIUM PAYMENT $____________    FUTURE PREMIUM PAYMENTS $_____________________
      (Minimum: $1,000)                               (Minimum $50)

      By:   / / Check       / / EFT                   Billing Mode:
            / / Transfer    / / Rollover                EFT (indicate frequency):  Direct (indicate frequency):
                                                         / / Annual                   / / Annual
      Tax year for whcih contribution applies            / / Semiannual               / / Semiannual
       (if QUALIFIED)________                            / / Quarterly                / / Quarterly
                                                         / / Monthly
                                                         / / Other ___________________________

                                                         / / No billing        / / Salary Allotment

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SECTION H - SPECIAL REQUESTS, REMARKS AND CORRECTIONS OR ENDORSEMENTS
---------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
SECTION I - SUITABILITY/REPLACEMENT
---------------------------------------------------------------------------------------------------------------

                  COMPLETE FORM VMWA-138/SUITABILITY SUPPLEMENT

--------------------------------------------------------------------------------
                                  CERTIFICATION

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
    (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3.  I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS. YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION J - SIGNATURES
--------------------------------------------------------------------------------

I declare that all statements in this Application are true to the best of my knowledge and belief, and agree that this Application shall be a part of the Annuity Certificate issued by the Society. Acceptance of any Annuity Certificate issued on this Application shall constitute ratification of any corrections, additions, or changes made by the Society and recorded in the space "Special Requests, Remarks and Corrections or Endorsements" except that no change shall be made as to amount, classification, plan or benefits, unless agreed to in writing. It is understood that no agent, representative, agency manager or other unauthorized person except an Officer of the Society is authorized to waive forfeitures, to make or alter certificates, or to waive any of the Society's rights or requirements.

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

Signed at
         ------------------------------------------------
             (City - State)




---------------------------------------------       ----------------------------
Signature of Proposed Annuitant                                  Date
(Signature of Applicant if Proposed
 Annuitant is under age 16)





List any other name(s) the Proposed Annuitant has used in the past:



--------------------------------------------------------------------------------



---------------------------------------------       ----------------------------
Signature of Registered Representative                                 Date

--------------------------------------------------------------------------------
SECTION K -       REGISTERED REPRESENTATIVE CERTIFICATION -
                  EXISTING INSURANCE/REPLACEMENT TRANSACTIONS
--------------------------------------------------------------------------------

1.  Will this plan replace any existing life insurance
    or annuity? (Using the definition of Replacement
    adopted by your state.)                                      / / Yes  / / No
    If "Yes", please explain:___________________________________

    For any replacement, indicate the type of coverage proposed to be replaced:

    / / Term Life / / Whole Life / / Variable Life / / Fixed Annuity / / Variable Annuity
    / / Other - be specific_____________________________________________________
--------------------------------------------------------------------------------
2.  Have you completed all state-required replacement notices?   / / Yes  / / No
--------------------------------------------------------------------------------
3.  Advertising materials:

    -  I certify that I used only insurer-approved sales
       material with this Application and that an original
       or a copy of all sales material was left with the
       Proposed Annuitant or Applicant.                          / / Yes  / / No

    -  I certify that a printed copy of any electronic
       illustration was/will be presented to the Proposed
       annuitant no later than the date the Certificate is
       delivered.                                                / / Yes  / / No
--------------------------------------------------------------------------------
4.  I certify that this Application is in accordance with the
    Society's written position with respect to the
    acceptability of replacements.*                              / / Yes  / / No


--------------------------------------------------------------------------------
*Refer to your reference manual for additional information.




------------------------------------------------      --------------------------
Registered Representative Signature                               Date

APPLICATION INSTRUCTIONS:

- REGISTERED REPRESENTATIVE CREDITING INFORMATION: The Registered Representative credit boxes must be completed for each application. The agency number, agent number, rank and telephone number must be provided. If two representatives are involved with the sale and credit is to be divided, both representatives must appear in the credit boxes. The Split Ration % column must be completed indicating the percentage at which commission and bonus credit will be split. The split/shared credit must be based on a 10 point basis (90/10, 80/20 ...10/90). The representative on the second line is the representative of record for all correspondence. The signatures of both representatives are required below the credit boxes to confirm the shared credit agreement.

A. ANNUITANT: Please provide the information exactly as you wish it to appear on your Annuity Certificate. Please provide all of the information requested for the Annuitant. The Annuitant is the person on whose life expectancy the Annuity Payments are based.

B. APPLICANT: If the Proposed Annuitant is under age 16, this section must be completed.

KEY POINTS REGARDING OWNERSHIP:

- In most instances, the Annuitant and the Certificate Holder (Owner) are the same person.
- If the annuity certificate is to be owned by a third party, Form XXX must be completed on the same date as this Application. See Form XXX-1 for the rules and instructions governing the use of the Third Party Application Supplement.
- If the Owner is other than the Annuitant, the Principal Beneficiary will typically be the Owner.
- If the Beneficiary is other than the Owner and the Annuitant dies, the death benefit payable to the Beneficiary will be treated as a gift from the Owner to the Beneficiary for tax purposes.
- If the contract is owned by a trust, the trust should also be named as the Beneficiary. The only option available to a trust beneficiary is the 5-year lump sum option.
- If the ownership on the certificate is changed before annuitization to other than a spouse or revocable trust, immediate taxation may occur.

C. CAMP: Enter the Annuitant's exiting Modern Woodmen certificate number and camp number to which the Annuitant will be assigned.

D. BENEFICIARY: The Beneficiary is the person who will receive the death benefit proceeds in the event of the Annuitant's death. The Beneficiary and the Annuitant cannot be the same person.

E. PLAN TYPE: Check the appropriate box for the type of plan the Annuity is funding.

F. RETIREMENT DATE: If the Annuitant is to begin receiving Annuity Payments upon attaining a certain age or in a particular year, please fill in the appropriate information, otherwise payments will begin the later of the certificate anniversary following the annuitant's 70th birthday or the 10th certificate anniversary.

G. PREMIUM PAYMENTS: Provide the information with respect to the tax year for which the premium contribution applies if this is a qualified plan. Indicate method of initial payment. Also provide billing information for future premium payments. The minimum initial premium is $1,000. All subsequent payments must be at least $50.

H. SPECIAL REQUESTS, REMARKS AND CORRECTIONS OR ENDORSEMENTS: To be used if additional information is provided.

I. SUITABILITY/REPLACEMENT INSTRUCTIONS: COMPLETE FORM VMWA-138 SUITABILITY SUPPLEMENT.

    - SUITABILITY - The suitability supplement form VMWA-138 (02-02) and MWA Financial Services, Inc. New Account Record form 1967-FS must be completed by the Proposed Annuitant, the Owner if a Third Party Application Supplement has been completed, or the Applicant if the Proposed Annuitant is under age 16. Failure to provide this information will result in the Application being returned.

    - NET PREMIUM PAYMENTS - The client may allocate the initial premium of $1,000 or more to as many as 10 of the 37 subaccounts and the Declared Interest Option. The minimum allocation per subaccount selected is 10%. Please be sure the allocations are in whole percentages and total 100%. During the Free-Look Period, the initial premium will be allocated to the Money Market Subaccount; thereafter, it will be allocated as indicated in the application.

    - TRANSFERS BETWEEN SUBACCOUNTS - If the client wishes to have the convenience of transferring between the subaccounts by phone, check "Yes". If neither box is checked, the telephone privilege will be provided.

    - REPLACEMENT INFORMATION - If the client is transferring an annuity from another insurer, please check the box marked "Yes" and complete and return the 1035 Exchange Form (for a non-qualified plan) or the Request for Transfer of Assets or Direct Rollover (for a qualified plan) along with the Application. Also complete the balance of the information required in the supplement, if another contract is being replaced. The contract being exchanged or transferred must meet the minimum initial premium outlined in Item G above. If the client is not replacing another contract, check the box marked "No".

J. SIGNATURES: The client should sign exactly as their name appears in Section A or B.